NASD                   EXHIBIT 10(h)

                       SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING THE MATURITY DATE

                                     SL-5

                              AGREEMENT BETWEEN:


        Lender                SunAmerica Inc.
                       (Name)


                       11601 Wilshire Boulevard
                       (Street Address)


                       Los Angeles           California            90025-
1748
                       (City)                       (State)
        (Zip)


                                     AND


        Broker-Dealer                SunAmerica Capital Services,
Inc.
                              (Name)


                       10 Union Square East
                       (Street Address)


                       New York              New York              10003
                       (City)                       (State)
        (Zip)


        NASD ID No.:          13158

        Date Filed:           September 23, 1994

                         SUBORDINATED LOAN AGREEMENT
                              LENDER'S ATTESTATION

        It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

        1. I have received and reviewed NASD Form SLD, which is a reprint of Appendix D of 17 CFR 240.15c3-1, and am familiar with its provisions.

        2. I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor
Protection Act of 1970.

        3. I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).

        4. On the date this Agreement was entered into, the broker-dealer carried funds or securities for my account.
(State Yes or No) No.

        5. Lender's business relationship to the broker-dealer is: Broker-Dealer is a fifth tier subsidiary of Lender and Lender continuously monitors the fiscal status and reports of Broker-Dealer.

        6. If not a partner or stockholder actively engaged in the business of the broker-dealer, acknowledge receipt of the following:

               a.      Certified audit and accountant's certificate
dated     .

               b. Disclosure of financial and/or operational problems since the last certified audit which required reporting pursuant to SEC Rule 17a-11. (If no such reporting was required, state "none")

               c.      Balance sheet and statement of ownership
equity dated     .

               d.      Most recent computation of net capital and
aggregate indebtedness or aggregate debit items dated     ,
reflecting a net capital of
$           and a ratio of            .

               e.      Debt/equity ratio as of             of
    .

               f.      Other disclosures:

                                             /s/ JAMES R. BELARDI
Dated:  September 15, 1994                   JAMES R. BELARDI L.S.
                                             (Lender)

                              CERTIFICATE OF SECRETARY

        I, Susan L. Harris, Secretary of SunAmerica Inc., a Maryland corporation (this "Corporation"), do hereby certify that the Executive Committee of Board of Directors of this Corporation, on September 15, 1994 adopted the following resolutions and that said resolutions have not been amended or rescinded from the date of their adoption and are in full force and effect as of the date hereof:

1.      Authorization of Subordinated Loan Agreement Amendment
Extending the Maturity Date entered into with SunAmerica
Capital Services, Inc.

        WHEREAS, pursuant to the terms of a Subordinated Loan Agreement for Equity Capital dated September 9, 1992 and effective September 30, 1992, this Corporation made a loan to SunAmerica Capital Services, Inc. in the amount of $4 million (the "Subordinated Loan Agreement");

        WHEREAS, the Executive Committee of this Corporation desires to extend the maturity date of the Subordinated Loan
Agreement from September 29, 1995 to September 29, 1996;

        NOW, THEREFORE, BE IT RESOLVED, that the Executive Committee of this Corporation after review of the net capital infusion needs of SunAmerica Capital Services, Inc. hereby authorizes that the maturity date of the Subordinated Loan Agreement be extended form September 29, 1995 to September 29, 1996 in conformance with the Subordinated Loan Agreement Amendment Extending the Maturity Date dated as of September 15, 1994 ("Amendment"); and

        RESOLVED FURTHER that James R. Belardi, Senior Vice President of this Corporation, is hereby authorized to execute said Amendment on behalf of this Corporation, and further, to make such changes in the terms and conditions of such Amendment as may be necessary to conform to the requirements of Title 17 CFR Section 240.15c 3-1d and the rules of the National Association of Securities Dealers; and

        RESOLVED FURTHER that the Executive Committee hereby ratifies any and all action that may have been taken by the officers of this Corporation in connection with the foregoing resolutions and authorizes the officers of this Corporation to take any and all such further actions as may be deemed appropriate to reflect these resolutions and to carry out their tenor, effect and intent.

        IN WITNESS WHEREOF, the undersigned has executed this
Certificate and affixed the seal of this Corporation this 21st day of September,  1994.
                                     /s/ SUSAN L. HARRIS
                                     Susan L. Harris, Secretary
(SEAL)
                                             (Secretary)

NASD District No. 10
National Association of Securities Dealers, Inc. - NASD
Financial Center
33 Whitehall Street - New York, NY  10004 - 212/858-4000

                                             December 2, 1994



Mr. Anthony J. Da Prato
SunAmerica Capital Services, Inc.
733 Third Avenue
New York, New York  10017

Re:     Subordinated Loan Agreement
        File No.:      10-E-SLA-11125
        Lender:               Broad Inc.
        Amount:               $4,000,000

Dear Mr. Da Prato:

        The amendment extending the maturity date of the above referenced Agreement from September 29, 1995 to September 29,
1996 is accepted by the National Association of Securities
Dealers, Inc.

        It is important to note that the limitations required by paragraph 1, which covers Permissive Prepayments, will run from the effective date of the original agreement, not from the date of this amendment.

        Any questions which you have regarding this Agreement or the amendment should be addressed to the District Office in New York.

                                     Very truly yours,


                                     /s/ JOHN J. LAFOND
                                     John J. Lafond
                                     Assistant Director

JJL:rf

cc:  Frances Giardina